o 102 P-1

                        SUPPLEMENT DATED FEBRUARY 7, 2000
                              TO THE PROSPECTUS OF
                              TEMPLETON WORLD FUND
                              DATED JANUARY 1, 2000

The prospectus is amended as follows:

I. The following is added to the first paragraph of the "Management" section on page 10:

Beginning January 25, 2000 and ending approximately July 31, 2000, under an agreement with Global Advisors, Templeton Asset Management Ltd - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's sub-advisor. Asset Management Hong Kong provides Global Advisors with investment management advice and assistance.

II. The information about Mr. Everett on page 10 is replaced with the following:

JEFFREY A. EVERETT CFA, PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG
Mr. Everett has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1989.



               Please keep this supplement for future reference.